Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
1.Registration Statement on Form S-8 (No. 333-197408) pertaining to the 2008 Stock Incentive Plan, as amended, the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan of Ardelyx, Inc.,
2.Registration Statements on Form S-8 (Nos. 333-202663 and 333-230156) pertaining to the 2014 Equity Incentive Award Plan and the 2014 Employee Stock Purchase Plan of Ardelyx, Inc.,
3.Registration Statements on Form S-3 (Nos. 333-205630, 333-213085, 333-217441, 333-239764, 333-269297 and 333-291230) of Ardelyx, Inc.,
4.Registration Statements on Form S-8 (Nos. 333-210079, 333-216154, 333-223694 and 333-237057) pertaining to the 2014 Equity Incentive Award Plan of Ardelyx, Inc.,
5.Registration Statement on Form S-8 (No. 333-214538) pertaining to the 2016 Employment Commencement Incentive Plan of Ardelyx, Inc.,
6.Registration Statements on Form S-8 (Nos. 333-254187 and 333-270314) pertaining to the 2014 Equity Incentive Award Plan, the 2014 Employee Stock Purchase Plan and the 2016 Employment Commencement Incentive Plan of Ardelyx, Inc.,
7.Registration Statements on Form S-8 (Nos. 333-263145 and 333-277428) pertaining to the 2014 Equity Incentive Award Plan and the 2016 Employment Commencement Incentive Plan of Ardelyx, Inc.,
8.Registration Statement on Form S-8 (No. 333-283006) pertaining to the Amended and Restated 2014 Equity Incentive Award Plan and the Amended and Restated 2014 Employee Stock Purchase Plan of Ardelyx, Inc., and
9.Registration Statement on Form S-8 (No. 333-291229) pertaining to the Amended and Restated 2014 Equity Incentive Award Plan of Ardelyx, Inc.;
of our reports dated February 19, 2026, with respect to the financial statements of Ardelyx, Inc. and the effectiveness of internal control over financial reporting of Ardelyx, Inc. included in this Annual Report (Form 10-K) of Ardelyx, Inc. for the year ended December 31, 2025.
/s/ Ernst & Young LLP
Boston, Massachusetts
February 19, 2026